Exhibit 99.1

TODCO
Monthly Rig Status Report
as of
January 31, 2007

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Inland Barges
1	Rig 01	Conv - 2000 hp	Operating	Swift Energy Company	term	High $20s	37	03/09/07
2	Rig 07	Posted - 2000 hp	Cold Stacked 03/02
3	Rig 09	Posted - 2000 hp, TD	Operating	ADTI	one well	High $50s	4	02/04/07
			Shipyard				28	03/04/07
			Operating	Red Willow	term	Mid $60s	365	03/03/08
4	Rig 10	Posted - 2000 hp	Cold Stacked 03/02
5	Rig 11	Conv - 3000 hp, TD	Operating	Pel-Tex Oil Co., LLC	one well	Low $40s	75	04/16/07
6	Rig 15	Conv - 2000 hp	Operating	Swift Energy Company	term	Mid $30s	122	06/02/07
7	Rig 17	Posted - 3000 hp, TD	Operating	Samson Countour Energy E&P	term	Low $60s	37	03/09/07
8	Rig 19	Conv - 1000 hp	Operating	Swift Energy Company	term	Low $30s	89	04/30/07
9	Rig 20	Conv - 1000 hp	Cold Stacked 09/03
10	Rig 21	Conv - 1500 hp	Cold Stacked 07/99
11	Rig 23	Conv - 1000 hp	Cold Stacked 03/02
12	Rig 27	Posted - 3000 hp, TD	Operating	McMoRan Exploration	one well	Low $60s	14	02/14/07
				ADTI	one well	Low $60s	90	05/15/07
13	Rig 28	Conv - 3000 hp	Operating	Swift Energy Company	term	Mid $30s	89	04/30/07
14	Rig 29	Conv - 3000 hp, TD	Operating	Taylor Energy	one well	High $40s	7	02/07/07
15	Rig 30	Conv - 3000 hp	Cold Stacked 03/02
16	Rig 31	Conv - 3000 hp	Cold Stacked 03/02
17	Rig 32	Conv - 3000 hp	Cold Stacked 12/03
18	Rig 41	Posted - 3000 hp, TD	Shipyard				7	02/07/07	Rig offhire 13 days in January
			Operating	Castex Energy	term	Mid $40s	90	05/08/07
19	Rig 46	Posted - 3000 hp, TD	Operating	ADTI	one well	High $30s	29	03/01/07
					one well	Low $60s	32	04/02/07
20	Rig 47	Posted - 3000 hp	Cold Stacked 02/98
21	Rig 48	Posted - 3000 hp, TD	Operating	Energy XXI Services, LLC	term	High $40s	211	08/30/07
22	Rig 49	Posted - 3000 hp, TD	Operating	Castex Energy	one well	High $40s	18	02/18/07
				Centurion Exploration Company	term	Mid $40s	180	08/17/07	36 day shipyard planned during Q2
23	Rig 52	Posted - 2000 hp, TD	Idle						Rig offhire 31 days in January
24	Rig 55	Posted - 3000 hp, TD	Operating	Energy Partners, Limited	term	Low $40s	142	06/22/07
25	Rig 57	Posted - 2000 hp, TD	Operating	EOG Resources, Inc.	two wells	Low $50s	33	03/05/07
26	Rig 61	Posted - 3000 hp	Cold Stacked 02/98
27	Rig 64	Posted - 3000 hp, TD	Operating	Denbury Onshore LLC	term	Low $40s	69	04/10/07
					term	Low $40s	90	07/09/07
						Average	108	days

TODCO
Monthly Rig Status Report
as of
January 31, 2007

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

US Gulf of Mexico
1	THE 75	Submersible, TD	Operating	Hydro Gulf of Mexico, LLC	one well	Low $100s	31	03/03/07
2	THE 77	Submersible, TD	Operating	Plains Exploration & Production Co.	term	High $80s	83	04/24/07
3	THE 78	Submersible, TD	Operating	Energy Partners Limited	term	Mid $110s	108	05/19/07
4	THE 150	150’ - ILC, TD	Operating	Apache Corp	term	Low $90s	30	03/02/07
5	THE 152	150’ - MC, TD	Operating	Hunt Oil	two wells	Low $60s	23	02/23/07
					one well	Low $70s	30	03/25/07
6	THE 153	150’ - MC, TD	Idle
7	THE 155	150’ - ILC	Cold Stacked 07/01
8	THE 191	160’ - MS	Cold Stacked 08/01
9	THE 200	200’ - MC, TD	Shipyard				60	04/01/07	Rig offhire 24 days in January
			Operating	Royal Production	one well	Mid $70s	15	04/16/07
10	THE 201	200’ - MC, TD	Shipyard				33	03/05/07
11	THE 202	200’ - MC, TD	Operating	Prime Offshore LLC	term	Mid $120s	29	03/01/07
				El Paso E&P Company L.P.	one well	Low $80s	55	04/25/07
12	THE 203	200’ - MC, TD	Operating	Energy XXI Services, LLC	term	Mid $120s	55	03/27/07
13	THE 204	200’ - MC, TD	Idle
			Operating	Apache Corp	term	Mid $110s	180	09/28/07	Apache start anticipated April 1
14	THE 207	200’ - MC, TD	Operating	ADTI	one well	Mid $70s	2	02/02/07
				Tana Exploration Company, LLC	one well	Mid $60s	24	02/26/07
15	THE 250	250’ - MS, TD	Operating	LLOG	four wells	Low $70s	88	04/29/07
16	THE 251	250’ - MS, TD	Operating	ADTI	one well	Mid $90s	6	02/06/07
				Helis Oil & Gas Company LLC	one well	Mid $90s	10	02/16/07
				Royal Production	one well	Mid $70s	30	03/18/07
17	THE 252	250’ - MS, TD	Operating	Arena Offshore	term	Mid $80s	178	07/28/07
18	THE 253	250’ - MS, TD	Operating	Tana Exploration Company	term	Mid $70s	53	03/25/07
19	THE 254	250’ - MS	Cold Stacked 07/01
20	THE 255	250’ - MS	Cold Stacked 07/01
21	THE 256	250’ - MS, TD	Cold Stacked 03/99
						Average	69	days

TODCO
Monthly Rig Status Report
as of
January 31, 2007

					Contract (2)		Est. Duration (2)

	Rig Name	Rig Type	Status (1)	Customer	Type	Dayrate ($000s)	Days	Date	Comments

Mexico
1	THE 205	200’ - MC, TD	Shipyard						Rig damage assessment ongoing
2	THE 206	200’ - MC, TD	Operating	PEMEX	term	Mid $60s	144	06/24/07
					term	Low $110s	730	06/23/09
3	Platform 3	Platform, TD	Operating	PEMEX	term	High $20s	453	04/28/08
						Average	664	days
Trinidad
1	THE 110	100’ - MC, TD	Operating	Trinmar	term	Low $50s	443	04/18/08
2	THE 208	200’ - MC	Cold Stacked 03/02
3	Cliffs #36	2000 hp, TD	Operating	Talisman Trinidad	one well	Low $20s	15	02/15/07
					one well	Low $30s	100	05/26/07
						Average	279	days
Angola
1	THE 185	120’ - ILC, TD	Operating	Angola Drilling Company Ltd	term	High $50s	200	08/19/07
						Average	200	days
Brazil
1	THE 156	150’ - ILC, TD	Operating	El Paso Oleo E Gas Do Brasil Ltda	two wells	Mid $70s	103	05/14/07	Drilling of first well commenced in mid-January
						Average	103	days
Venezuela
1	Cliffs #37	2000 hp, TDr	Operating	PDVSA	term	High $20s	45	03/17/07
2	Cliffs #40	2000 hp, TD	Operating	PDVSA	one well	High $20s	10	02/10/07
					one well	High $20s	60	04/11/07
3	Cliffs #42	2000 hp, TD	Operating	PDVSA	one well	High $20s	20	02/20/07
4	Cliffs #43	2000 hp, TDr	Operating	PDVSA	one well	Mid $20s	10	02/10/07
5	Cliffs #54	3000 hp, TD	Operating	PDVSA	one well	Mid $30s	59	03/31/07
6	Cliffs #55	3000 hp, TD	Operating	PDVSA	term	Mid $30s	59	03/31/07
						Average	44	days
Land Rigs - Texas
1	Rig #26	750 hp	Reactivating						Available to start March 2007
2	Rig #27	900 hp	Idle

(1)

Rigs described as “operating” are under contract while rigs described as “idle” are not under contract but generally are ready for service.  Rigs described as “cold stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig.

(2)

Contract dayrates shown in the table above are contract operating dayrates.  These rates do not include lump sum amounts reimbursable from the client for mobilization costs or bonuses that are considered revenue under generally accepted accounting principles.  Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Forward-looking Statement:

The information in this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These forward-looking statements include comments pertaining to estimated contract duration and dayrates.  Such statements are subject to risks, uncertainites and assumptions, including but not limited to early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts or projects earlier than expected, operating hazards and other factors described in TODCO's Annual Report on Form 10-K filed on February 28, 2006 and other filings with the Securities and Exchange Commission (SEC), which are available free of charge on the SEC’s website at www.sec.gov.  TODCO cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

Changes from last report are highlit